                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 2, 2001
                                                          -------------



                           UNUMPROVIDENT CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                 01-11834               62-1598430
---------------            ------------         -------------------
(State or other            (Commission          (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)


     1 Fountain Square                                2211 Congress Street
     Chattanooga, Tennessee 37402                     Portland, Maine 04122
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                (423) 755-1011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
------   ------------

     In connection with its offering of securities pursuant to its registration statement on Form S-3 (Registration no. 333-43808) (the "Registration Statement"), UnumProvident Corporation is filing the material contained in this Current Report of Form 8-K for purposes of incorporating such material by reference into the Registration Statement.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           UNUMPROVIDENT CORPORATION
                              (Registrant)



                           By: /s/ F. Dean Copeland
                               -------------------------------------------
                               F. Dean Copeland
                               Executive Vice President - Legal and
                                Administrative and General Counsel

Date:  March 2, 2001

Item 7.    Financial Statements and Exhibits.
-------    ----------------------------------

 10.1      Administrative Reinsurance Agreement between
           Provident Life and Accident Insurance Company and
           Reassure American Life Insurance Company, effective July 1, 2000.

 99.1      Risk Factors